Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             15
         Statement of Assets and Liabilities                           16
         Statement of Operations                                       17
         Statements of Changes in Net Assets                           18
         Notes to Financial Statements                                 19


Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Balanced Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.













USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index                 Moderate                $3,000
 Science & Technology              Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000


Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.











Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

     "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past performance is no guarantee of future results.














Investment Review

USAA BALANCED STRATEGY FUND

OBJECTIVE: High total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

--------------------------------------------------------------------------------
                                             5/31/99              5/31/98
--------------------------------------------------------------------------------
  Net Assets                             $95.8 Million        $70.0 Million
  Net Asset Value Per Share                 $14.02               $13.46
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/99
--------------------------------------------------------------------------------
            1 Year                         Since Inception on 9/1/95
             7.63%                                  13.26%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.








CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund, the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index for the period of 09/01/95 through 05/31/99. The data points from the graph are as follows:

              USAA Balanced       S&P 500         Lipper         Lehman
              Strategy Fund        Index          Average        Index
              -------------       -------         -------        ------

09/01/95       $10,000            $10,000        $10,000        $10,000
11/30/95        10,060             10,840         10,511         10,382
05/31/96        10,637             12,117         11,188         10,262
11/30/96        11,734             13,858         12,259         11,012
05/31/97        12,686             15,684         13,024         11,115
11/30/97        13,823             17,809         14,343         11,844
05/31/98        14,820             20,493         15,606         12,328
11/30/98        14,548             22,026         16,013         12,963
05/31/99        15,950             24,803         17,043         12,865

Data since inception on 09/01/95 through 05/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Balanced Funds Average is the average of all balanced funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.













Message from the Managers

[PHOTOGRAPH OF PORTFOLIO MANAGERS APPEARS HERE: Pamela K. Bledsoe, CFA (Money Market Instruments), Patrick O'Hare, (Allocation Manager, Stocks), and Paul H. Lundmark, CFA (Bonds).]

FUND OVERVIEW
During the summer of 1998 a number of events lowered investors' confidence in the financial markets. The Asian crisis spread to Russia causing it to default on its debts. Seemingly overnight, investors fled to the safety of the most liquid U.S. Treasury securities and sold stocks and all other bonds.

During this time, with the markets in turmoil, we continued to purchase bonds at excellent values. After the market hit its lows for 1998, we began to increase our exposure to equities. As of May 31, 1999, we had increased the equity exposure to 67.2% compared to 60.3% at the beginning of the fiscal year. This increased exposure to equities helped the Fund's performance when stocks rebounded sharply during the latter part of 1998 and into 1999.

STOCKS
Concerns that the turmoil overseas would cause the United States to go into a recession took a heavy toll on stocks during the summer of 1998. Since reaching lows in August, stocks rebounded sharply to set new highs. Leading the recovery were the sectors hardest hit in the sell-off--the financial and the technology sectors.

On October 1, 1998, the portfolio manager of the equity portion of the Fund changed. As a result, a number of stocks were sold and replaced. We reduced the weightings in traditional value sectors such as basic materials, capital goods, consumer cyclicals, and utilities. The weightings in faster-growing sectors, such as consumer staples and technology, were increased. We also increased the weighting in the financial sector as we felt that the summer sell-off in this sector was overdone.

The Fund benefited from the increased exposure to technology and to the financial sector but was hurt by its overweight position in the health care sector. The yearly performance was also negatively impacted by the heavy exposure to basic materials, capital goods, and consumer cyclicals during the first part of the fiscal year.

BONDS
We manage the bond sector to make income the primary component of total return. Since the beginning of the year, interest rates have risen dramatically. Investors no longer fear a deflation scenario. Rather, the fear is now that the continuing strong economy will eventually cause inflation to rise. The Federal Reserve Board has now changed its bias towards increasing overnight rates. Because of our income orientation, we have favored investments in higher-yielding instruments, such as corporate bonds, mortgage-backed securities, and asset-backed securities, rather than Treasury bonds. This investment style hurt the Fund in late 1998, but has now resulted in the bond sector outperforming Treasury bonds in 1999.

The Fund's best-performing bond holdings were the Collateral Mortgage Obligations (CMOs). The CMOs in the Fund are defensive in nature and will outperform most other debt securities in a rising-rate environment. The debt securities of Real Estate Investment Trusts (REITs) also performed relatively well. REITs have rebounded since the last quarter of 1998 as investors saw that the negative market sentiment towards this asset class had become overdone. Our small investment in Treasuries and Agencies did not perform well because of the rise in interest rates. We continue to hold these securities for diversification purposes.

MONEY MARKET INSTRUMENTS
Money market instruments are used in the Fund to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. U.S. government discount notes are the most common instruments used for these purposes because of their high quality.

OUTLOOK
We believe that trying to predict future interest rates is a losing bet. Instead, we try to find fixed income securities that represent good risk/reward characteristics with the result of high performance throughout the long term. However, with the Federal Reserve Board going to a tightening bias, we anticipate that it will take back the interest rate cuts made late in 1998. With this backdrop, we think that the Fund's corporate bonds, mortgage-backed securities, and asset-backed securities may continue to perform well.

With the strength in the U.S. economy and overseas markets, equity investors have rotated into cyclical stocks. While we maintain our exposure in certain cyclical and value stocks, we are emphasizing large-capitalization names in the technology and health care sectors, two traditional growth areas of the economy.





ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 1999 of the USAA Balanced Strategy Fund to be:

Stocks - 67.2%*; Bonds - 30.8%*; and Money Market Instruments - 1.7%*.


* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.







----------------------------------------
        TOP 10 EQUITY HOLDINGS
          (% OF NET ASSETS)
----------------------------------------
Microsoft                           3.3
Texas Instruments, Inc.             2.3
General Electric Co.                2.3
Cisco Systems, Inc.                 2.1
Hewlett-Packard Co.                 2.0
Pfizer, Inc.                        1.9
American International Group, Inc.  1.9
Intel Corp.                         1.9
Freddie Mac                         1.8
MCI Worldcom, Inc.                  1.7
----------------------------------------


See page 10 for a complete listing of the Portfolio of Investments.













Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                     Ordinary income *              $ .30
                     Long-term capital gains          .13
                                                   -------
                        Total                       $ .43
                                                   =======

40.5% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.















Independent Auditors' Report

KPMG

The Shareholders and Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Balanced Strategy Fund, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Balanced Strategy Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                       KPMG LLP

San Antonio, Texas
July 2, 1999













USAA BALANCED STRATEGY FUND
PORTFOLIO OF INVESTMENTS

May 31, 1999

                                                                         Market
 Number                                                                  Value
of Shares                   Security                                     (000)
--------------------------------------------------------------------------------

                                 STOCKS (67.2%)
              Advertising/Marketing (0.7%)
     9,400    Omnicom Group, Inc.                                       $   658
--------------------------------------------------------------------------------
              Aerospace/Defense (0.4%)
     8,400    Boeing Co.                                                    355
--------------------------------------------------------------------------------
              Automobiles (0.8%)
    13,500    Ford Motor Co.                                                770
--------------------------------------------------------------------------------
              Auto Parts (0.7%)
    14,600    Lear Corp.*                                                   718
--------------------------------------------------------------------------------
              Banks - Major Regional (2.2%)
     9,700    Bank One Corp.                                                549
    11,400    Fleet Financial Group, Inc.                                   469
    15,400    Mellon Bank Corp.                                             549
     7,800    State Street Corp.                                            595
--------------------------------------------------------------------------------
                                                                          2,162
--------------------------------------------------------------------------------
              Banks - Money Center (1.5%)
    11,513    Bank of America Corp.                                         745
     5,000    J. P. Morgan & Co., Inc.                                      696
--------------------------------------------------------------------------------
                                                                          1,441
--------------------------------------------------------------------------------
              Beverages - Alcoholic (0.6%)
     7,500    Anheuser-Busch Companies, Inc.                                548
--------------------------------------------------------------------------------
              Beverages - Nonalcoholic (1.7%)
    14,500    Coca-Cola Co.                                                 990
    15,000    Pepsi Bottling Group, Inc.                                    348
     8,700    PepsiCo, Inc.                                                 312
--------------------------------------------------------------------------------
                                                                          1,650
--------------------------------------------------------------------------------
              Broadcasting - Radio & TV (1.1%)
    17,400    CBS Corp.                                                     727
    11,400    Infinity Broadcasting Corp.*                                  291
--------------------------------------------------------------------------------
                                                                          1,018
--------------------------------------------------------------------------------
              Chemicals (1.7%)
     4,600    Dow Chemical Co.                                              559
    16,500    Du Pont (E. I.) De Nemours & Co.                            1,080
--------------------------------------------------------------------------------
                                                                          1,639
--------------------------------------------------------------------------------
              Communication Equipment (0.9%)
    15,128    Lucent Technologies, Inc.                                     860
--------------------------------------------------------------------------------
              Computer - Hardware (3.3%)
    20,200    Hewlett-Packard Co.                                         1,905
    11,200    IBM Corp.                                                   1,303
--------------------------------------------------------------------------------
                                                                          3,208
--------------------------------------------------------------------------------
              Computer - Networking (2.0%)
    18,050    Cisco Systems, Inc. *                                       1,967
--------------------------------------------------------------------------------
              Computer - Peripherals (0.6%)
     5,600    EMC Corp.*                                                    558
--------------------------------------------------------------------------------
              Computer Software & Service (4.6%)
     6,700    America Online, Inc.*                                         800
    39,000    Microsoft Corp.*                                            3,147
    16,900    Oracle Corp.*                                                 419
--------------------------------------------------------------------------------
                                                                          4,366
--------------------------------------------------------------------------------
              Drugs (3.9%)
    13,700    Merck & Co., Inc.                                             925
    17,300    Pfizer, Inc.                                                1,851
    21,300    Schering-Plough Corp.                                         960
--------------------------------------------------------------------------------
                                                                          3,736
--------------------------------------------------------------------------------
              Electrical Equipment (2.9%)
     9,400    Emerson Electric Co.                                          600
    21,300    General Electric Co.                                        2,166
--------------------------------------------------------------------------------
                                                                          2,766
--------------------------------------------------------------------------------
              Electronics - Semiconductors (4.2%)
    33,400    Intel Corp.                                                 1,806
    19,900    Texas Instruments, Inc.                                     2,176
--------------------------------------------------------------------------------
                                                                          3,982
--------------------------------------------------------------------------------
              Entertainment (1.2%)
    16,700    Time Warner, Inc.                                           1,137
--------------------------------------------------------------------------------
              Equipment - Semiconductors (0.3%)
     5,900    Teradyne, Inc.*                                               312
--------------------------------------------------------------------------------
              Finance - Diversified (4.5%)
     3,800    American Express Co.                                          460
    16,000    Citigroup, Inc.                                             1,060
    29,000    Freddie Mac                                                 1,691
    11,200    Morgan Stanley, Dean Witter, Discover & Co.                 1,081
--------------------------------------------------------------------------------
                                                                          4,292
--------------------------------------------------------------------------------
              Foods (0.9%)
    11,800    Nabisco Holdings Corp.                                        494
     5,535    Unilever N.V. - New York Shares                               362
--------------------------------------------------------------------------------
                                                                            856
--------------------------------------------------------------------------------
              Health Care - Diversified (3.6%)
    24,100    American Home Products Corp.                                1,389
    11,600    Bristol-Myers Squibb Co.                                      796
    13,500    Johnson & Johnson, Inc.                                     1,250
--------------------------------------------------------------------------------
                                                                          3,435
--------------------------------------------------------------------------------
              Household Products (1.7%)
     8,700    Colgate-Palmolive Co.                                         869
     8,500    Procter & Gamble Co.                                          794
--------------------------------------------------------------------------------
                                                                          1,663
--------------------------------------------------------------------------------
              Housewares (0.6%)
    13,900    Newell Rubbermaid, Inc.                                       563
--------------------------------------------------------------------------------
              Insurance - Multi-Line Companies (1.9%)
    15,900    American International Group, Inc.                          1,818
--------------------------------------------------------------------------------
              Insurance - Property/Casualty (0.4%)
    10,200    Allstate Corp.                                                372
--------------------------------------------------------------------------------
              Investment Banks/Brokerage (0.4%)
     4,500    Merrill Lynch & Co., Inc.                                     378
--------------------------------------------------------------------------------
              Machinery - Diversified (0.3%)
     5,400    Caterpillar, Inc.                                             296
--------------------------------------------------------------------------------
              Manufacturing - Diversified Industries (1.5%)
     8,500    Tyco International Ltd.                                       742
    11,000    United Technologies Corp.                                     683
--------------------------------------------------------------------------------
                                                                          1,425
--------------------------------------------------------------------------------
              Medical Products & Supplies (1.3%)
    11,400    Guidant Corp. *                                               570
     9,100    Medtronic, Inc.                                               646
--------------------------------------------------------------------------------
                                                                          1,216
--------------------------------------------------------------------------------
              Oil - International Integrated (3.0%)
    13,500    Exxon Corp.                                                 1,078
     3,000    Mobil Corp.                                                   304
    12,500    Royal Dutch Petroleum Co.                                     707
    12,000    Texaco, Inc.                                                  786
--------------------------------------------------------------------------------
                                                                          2,875
--------------------------------------------------------------------------------
              Oil & Gas - Drilling/Equipment (0.7%)
    12,000    Schlumberger Ltd.                                             722
--------------------------------------------------------------------------------
              Oil & Gas - Exploration & Production (0.4%)
     8,800    Unocal Corp.                                                  350
--------------------------------------------------------------------------------
              Paper & Forest Products (0.3%)
     6,800    International Paper Co.                                       340
--------------------------------------------------------------------------------
              Personal Care (0.5%)
     8,700    Gillette Co.                                                  444
--------------------------------------------------------------------------------
              Retail - Building Supplies (0.6%)
    10,700    Home Depot, Inc.                                              608
--------------------------------------------------------------------------------
              Retail - Drugs (0.7%)
    13,800    CVS Corp.                                                     635
--------------------------------------------------------------------------------
              Retail - General Merchandising (2.1%)
    14,000    Dayton Hudson Corp.                                           882
    25,800    Wal-Mart Stores, Inc.                                       1,100
--------------------------------------------------------------------------------
                                                                          1,982
--------------------------------------------------------------------------------
              Retail - Specialty Apparel (0.4%)
     6,000    Gap, Inc.                                                     375
--------------------------------------------------------------------------------
              Services - Data Processing (0.9%)
    20,000    First Data Corp.                                              899
--------------------------------------------------------------------------------
              Telecommunications - Long Distance (2.9%)
    19,100    MCI Worldcom, Inc.*                                         1,650
     9,700    Sprint Corp.                                                1,093
--------------------------------------------------------------------------------
                                                                          2,743
--------------------------------------------------------------------------------
              Telephones (2.3%)
    15,900    Bell Atlantic Corp.                                           870
     9,000    BellSouth Corp.                                               425
    18,300    SBC Communications Corp.                                      936
--------------------------------------------------------------------------------
                                                                          2,231
--------------------------------------------------------------------------------
              Total stocks (cost: $49,500)                               64,369
--------------------------------------------------------------------------------


Principal                                                                Market
 Amount                                        Coupon                    Value
 (000)                  Security                Rate     Maturity        (000)
--------------------------------------------------------------------------------
                              BONDS (30.8%)
  $ 1,000   AT & T Capital Corp.                6.88%    1/16/2001      $ 1,003
    1,000   AT & T Corp.                        6.00     3/15/2009          954
    1,000   Corporacion Andina DeFomento
             (Venezuela)(b)                     7.38     7/21/2000        1,005
    2,000   First Union Commercial Mortgage
             Trust II                           6.60    11/18/2029        1,981
    1,000   FirstPlus Home Loan Owner Trust,
              Series 1998-1, Class A-5          6.25    11/10/2016          998
    1,000   Glenborough Property, L.P.          7.63     3/15/2005          894
    1,000   Great Atlantic & Pacific Tea,
             Inc.(b)                            7.70     1/15/2004        1,005
    1,000   Heller Financial, Inc.              6.00     3/19/2004          977
    1,000   HRPT Properties Trust               6.70     2/23/2005          951
    1,000   J. P. Morgan & Co., Inc.            5.75     2/25/2004          972
      900   Kmart Corp.                         7.95     2/01/2023          905
    1,000   MacSaver Financial Services, Inc.   7.40     2/15/2002          835
    1,000   Merita Bank Ltd. (Finland)          6.50     1/15/2006          973
    1,000   Merrill Lynch & Co., Inc.           6.50     7/15/2018          925
    1,000   Nationwide Health Property,
             Inc.(b)                            7.25     4/01/2002          988
    1,000   Popular North America, Inc.         6.63    10/27/2002          991
    1,000   Reckson Operating Partnership       7.75     3/15/2009          978
    1,000   Union Planters Bank National Assn.  6.50     3/15/2018          952
    1,000   Washington Real Estate Investment
             Trust                              7.25     8/13/2006          987
    1,000   Waste Management, Inc.(b)           6.38    12/01/2003          988
    1,000   Federal Home Loan Bank              5.43     9/24/2008          946
      799   Federal Home Loan Mortgage Corp.,
             Series 1998-7 H                    9.00     3/18/2025          839
      587   Federal National Mortgage Assn.,
             Series 1997-72 CA                 9.50      8/15/2003          615
      534   Federal National Mortgage Assn.,
             Series 1997-72 CB                 9.00      9/18/2023          554
    1,287   Federal National Mortgage Assn.,
             Series 1997-79 U                  9.00     11/18/2024        1,348
      679   Federal National Mortgage Assn.,
             Series 1997-89 N                  9.50     12/20/2022          706
    1,276   Government National Mortgage
             Assn. I, Construction Loan (a)    6.63     11/15/2040        1,243
    2,000   U.S. Treasury Notes                5.50      5/31/2003        1,986
    1,000   U.S. Treasury Notes                5.63      5/15/2008          989
--------------------------------------------------------------------------------
            Total bonds (cost: $30,276)                                  29,488
--------------------------------------------------------------------------------

                         MONEY MARKET INSTRUMENTS (1.7%)
    1,604   Federal Home Loan Mortgage Corp.,
             4.72%, 6/01/1999  (cost: $1,603)                             1,603
--------------------------------------------------------------------------------
            Total investments (cost: $81,379)                           $95,460
================================================================================













USAA BALANCED STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1999


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 3.9% of net assets at May 31, 1999.


SPECIFIC NOTES
(a) At May 31, 1999, the cost of securities purchased on a delayed delivery basis was $0.3 million.

(b) At May 31, 1999, these securities were segregated to cover delayed delivery purchases.

* Non-income producing security.


See accompanying notes to financial statements.













USAA BALANCED STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999


ASSETS
   Investments in securities, at market value
     (identified cost of $81,379)                                      $ 95,460
   Cash                                                                      99
   Receivables:
      Capital shares sold                                                    29
      Dividends and interest                                                551
                                                                      ----------
         Total assets                                                    96,139
                                                                      ----------
LIABILITIES
   Securities purchased                                                     279
   Capital shares redeemed                                                   33
   USAA Investment Management Company                                         8
   USAA Transfer Agency Company                                              19
   Accounts payable and accrued expenses                                     45
                                                                      ----------
         Total liabilities                                                  384
                                                                      ----------
            Net assets applicable to capital shares outstanding        $ 95,755
                                                                      ==========
REPRESENTED BY:
   Paid-in capital                                                     $ 82,894
   Accumulated undistributed net investment income                          280
   Accumulated net realized loss on investments                          (1,500)
   Net unrealized appreciation of investments                            14,081
                                                                      ----------
            Net assets applicable to capital shares outstanding        $ 95,755
                                                                      ==========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                            6,828
                                                                      ==========
   Net asset value, redemption price, and offering price per share     $  14.02
                                                                      ==========


See accompanying notes to financial statements.














USAA BALANCED STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1999


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $5)                  $    683
      Interest                                                            1,766
                                                                      ----------
         Total income                                                     2,449
                                                                      ----------
   Expenses:
      Management fees                                                       588
      Transfer agent's fees                                                 247
      Custodian's fees                                                       63
      Postage                                                                34
      Shareholder reporting fees                                             11
      Trustees' fees                                                          4
      Registration fees                                                      45
      Professional fees                                                      28
      Other                                                                   8
                                                                      ----------
         Total expenses before reimbursement                              1,028
      Expenses reimbursed                                                   (52)
                                                                      ----------
         Total expenses after reimbursement                                 976
                                                                      ----------
            Net investment income                                         1,473
                                                                      ----------
Net realized and unrealized gain (loss) on investments:
   Net realized loss                                                     (1,495)
   Change in net unrealized appreciation/depreciation                     6,006
                                                                      ----------
            Net realized and unrealized gain                              4,511
                                                                      ----------
Increase in net assets resulting from operations                       $  5,984
                                                                      ==========


See accompanying notes to financial statements.














USAA BALANCED STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,


                                                           1999          1998
                                                       -------------------------


From operations:
   Net investment income                                 $ 1,473        $ 1,370
   Net realized gain (loss) on investments                (1,495)         1,470
   Change in net unrealized appreciation/depreciation
     of investments                                        6,006          4,029
                                                       -------------------------
      Increase in net assets resulting from operations     5,984          6,869
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                  (1,530)        (1,217)
                                                       -------------------------
   Net realized gains                                       (905)          (949)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                              43,457         44,462
   Shares issued for dividends reinvested                  2,383          2,019
   Cost of shares redeemed                               (23,680)       (15,739)
                                                       -------------------------
      Increase in net assets from capital
        share transactions                                22,160         30,742
                                                       -------------------------
Net increase in net assets                                25,709         35,445
Net assets:
   Beginning of period                                    70,046         34,601
                                                       -------------------------
   End of period                                         $95,755        $70,046
                                                       =========================
Accumulated undistributed net investment income:
   End of period                                         $   280        $   337
                                                       =========================
Change in shares outstanding:
   Shares sold                                             3,261          3,408
   Shares issued for dividends reinvested                    182            159
   Shares redeemed                                        (1,820)        (1,219)
                                                       -------------------------
      Increase in shares outstanding                       1,623          2,348
                                                       =========================


See accompanying notes to financial statements.















USAA BALANCED STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 1999.


(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 1999, the Fund had capital loss carryovers for federal income tax purposes of approximately $1.4 million which, if not offset by subsequent capital gains, will expire in 2007. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended May 31, 1999, were $70.9 million and $48.9 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1999, was $15.7 million and $1.6 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets through October 1, 1999, and accordingly has waived a portion of its management fees.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 1999, was $12,000.


(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     Nine-month
                                                                    Period Ended
                                           Year Ended May 31,          May 31,
                                 -----------------------------------------------
                                       1999       1998       1997       1996 *
                                 -----------------------------------------------
Net asset value at
   beginning of period               $ 13.46    $ 12.11    $ 10.49    $ 10.00
Net investment income                    .25        .35        .33        .26(b)
Net realized and unrealized gain         .74       1.64       1.65        .37
Distributions from net
   investment income                    (.27)      (.35)      (.33)      (.14)
Distributions of realized
   capital gains                        (.16)      (.29)      (.03)        -
                                 -----------------------------------------------
Net asset value at
   end of period                     $ 14.02    $ 13.46    $ 12.11    $ 10.49
                                 ===============================================
Total return (%) **                     7.63      16.82      19.26       6.37
Net assets at end of
   period (000)                      $95,755    $70,046    $34,601    $19,258
Ratio of expenses to
   average net assets (%)               1.25       1.25       1.25       1.25(a)
Ratio of expenses to
   average net assets
   excluding reimbursements (%)         1.31       1.31       1.39       2.00(a)
Ratio of net investment income
   to average net assets (%)            1.88       2.85       3.16       3.31(a)
Portfolio turnover (%)                 63.39      22.18      28.06      26.53


 *  Fund commenced operations September 1, 1995.
** Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.










TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777